SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (date of earliest event reported): March 9, 2007


                           EPIC ENERGY RESOURCES, INC.
                           ---------------------------
                 (Name of Small Business Issuer in its charter)


   Colorado                          0-31357                   94-3363969
---------------                  ---------------             ---------------
(State of incorporation)       (Commission File No.)         (IRS Employer
                                                            Identification No.)

                           10655 Six Pines, Suite 210
                           The Woodlands, Texas 77380
           ------------------------------ ---------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (281)-419-3742


                                       N/A
                               -----------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01   Other Events

      On March 9, 2007 the Company withdrew its registration statement on Form S-8.

      On March 12, 2007 Rex Doyle, the Company's Chief Executive Officer, agreed to surrender to the Company for cancellation 11,600,000 shares of the Company's common stock which he owned, and John Ippolito, the Company's President, also agreed to surrender to the Company for cancellation 11,600,000 shares of the Company's common stock which he owned.












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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   March 14, 2007                    EPIC ENERGY RESOURCES, INC.


                                          By: /s/ John Ippolito
                                             ----------------------------------
                                             John Ippolito, President